Supplement dated Sept. 30, 2010 to the prospectus listed below, as supplemented

	Prospectus	Prospectus
Fund	Material Number	Effective Date

Threadneedle VP — Emerging Markets Fund	S-6466-99 AE	April 30, 2010

The information in the “Summary of Threadneedle VP — Emerging Markets Fund” under the caption “Fund Management” is hereby revised and replaced with the following:

Investment Manager:  Columbia Management Investment Advisers, LLC

Subadviser:  Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of the investment manager.

Portfolio Manager	Title	Managed Fund Since

Vanessa Donegan	Portfolio Manager	Sept. 2010
Rafael Polatinsky, CFA	Portfolio Manager	Sept. 2010

The portfolio managers responsible for the Fund’s day-to-day portfolio management, as described in the “More Information About the Funds” section of the Fund’s prospectus under the caption “Portfolio Management” is superseded and replaced as follows:

Portfolio Managers.  The portfolio managers responsible for the day-to-day management of the Fund are:

Vanessa Donegan, Portfolio Manager

•	Managed the Fund since 2010.
•	Head of Asia and Global Emerging Markets Equities.
•	Joined Threadneedle in 1994 as Executive Director.
•	Began investment career in 1981.
•	BA, Oxford University.

Rafael Polatinsky, CFA, Portfolio Manager

•	Managed the Fund since 2010.
•	Joined Threadneedle in 2007 as Investment Analyst/Fund Manager.
•	Began investment career in 2004 as Investment Adviser with WestLB.
•	Bachelor of Accounting and Bachelor of Commerce, University of Witwatersrand, Johannesburg.

The rest of this section remains the same.

S-6466-149 A (9/10)